EMPLOYMENT AGREEMENT
     This Employment Agreement (“Agreement”) is entered into effective January ___, 2007 (the “Effective Date”) by and between The Shaw Group Inc., a Louisiana corporation (collectively with its affiliates and subsidiaries hereinafter referred to as “Company”), and J. M. Bernhard, Jr. (“Employee”) and supersedes the Employment Agreement dated April 10, 2001, (the “Prior Agreement”).
     WHEREAS, the Company employs Employee and desires to continue such employment relationship and Employee desires to continue such employment;
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
     1. Employment. The Company currently employs Employee, and Employee hereby accepts continued employment by the Company, on the terms and conditions set forth in this Agreement.
     2. Term of Employment. Subject to the provisions for earlier termination provided in this Agreement, the term of this agreement (the “Term”) shall be three (3) years commencing on the date hereof, and shall be automatically renewed on each day following the effective date hereof so that on any given day the unexpired portion of the Term of this Agreement shall be three (3) years. (Hereinafter, referred to as the “Remaining Term”.)
     3. Employee’s Duties. During the Term of this Agreement, Employee shall serve as the Chairman of the Board of Directors, President & Chief Executive Officer of the Company,

with such duties and responsibilities as may from time to time be assigned to him by the Board of Directors of the Company (the “Board”), provided that such duties are consistent with the customary duties of such position.
     Employee agrees to devote a substantial amount of his attention and time during normal business hours to the business and affairs of the Company and to use reasonable best efforts to perform faithfully and efficiently his duties and responsibilities. Employee shall not be prohibited from making financial investments in any other company or business or from serving on the board of directors of any other company, so long as such does not interfere with Employee’s fiduciary duties to the Company. Employee shall at all times observe and comply with all lawful directions and instructions of the Board.
     Employee’s place of business shall be at the Company’s principal executive offices in Baton Rouge, Louisiana.
     4. (i) Base Compensation. For services rendered by Employee under this Agreement, the Company shall pay to Employee a base salary (“Base Compensation”) as set by the Board, payable in accordance with the Company’s customary pay periods and subject to customary withholdings. The amount of Base Compensation shall be reviewed by the Board on an annual basis as of the close of each fiscal year of the Company and may be increased as the Board may deem appropriate. In the event the Board deems it appropriate to increase Employee’s annual base salary, said increased amount shall thereafter be the “Base Compensation”. Employee’s Base Compensation, as increased from time to time, may not thereafter be decreased unless agreed to by Employee.

     (i) Bonus. Nothing contained herein shall prevent the Board from paying additional compensation to Employee in the form of bonuses or otherwise during the Term of this Agreement. Employee shall be entitled to participate in and receive bonus awards under any bonus program established by the Company for its management or key personnel. In the absence of or in addition to such a program, Employee shall be entitled to receive such bonus, if any, as may be determined from time to time by the Board in its discretionary and sole judgment based on merit and the Company’s performance.
     (ii) Long Term Incentives. Nothing contained herein shall prevent the Board from paying additional compensation to Employee in the form of options, restricted stock or similar awards (“Long Term Incentives”) under any Company plan during the Term of this Agreement. Employee shall be entitled to participate in and receive Long Term Incentives under any program established by the Company for its management or key personnel.
     5. Additional Benefits. In addition to the compensation provided for in Section 4 herein, Employee shall be entitled to the following:
     (a) Expenses. The Company shall, in accordance with any rules and policies that it may establish from time to time for executive officers, reimburse Employee for business expenses reasonably incurred in the performance of his duties. The Company shall also reimburse Employee for membership and initiation fees for clubs the Board deems reasonable in order for Employee to carry out the duties set forth herein and, at the Board’s discretion, provide Employee a mid-size jet aircraft (which shall mean a jet aircraft comparable to or better than the jet aircraft currently being used by Employee as of the Effective Date) for his personal use and benefit.
     (b) Automobile Allowance. The Company shall provide Employee, for his business and private use, with an automobile suitable to Employee’s position. In addition, the Company shall either directly pay or reimburse Employee for all costs of operating and maintaining such automobile, including insurance thereon in accordance with Company policies.
     (c) Vacation. Employee shall be entitled to a reasonable period of vacation per year at his discretion, but not less than 5 weeks, without any loss of compensation or benefits. Employee shall be entitled to carry forward any unused vacation time.
     (d) General Benefits. Employee and his family shall be entitled to participate in the various employee benefit plans or programs provided to the employees (and their families) of the Company in general, including but not limited to, health, dental, disability, 401K and life insurance plans, subject to the eligibility requirements with respect to each of such benefit plans or programs, and such other benefits or perquisites as may be approved by the Board during the Term of this Agreement. Nothing in this paragraph shall be deemed to prohibit the Company from making any changes in any of the plans, programs or benefits described in this Section 5, provided the change similarly affects all executive officers (and their families) of the Company similarly situated.

     6. Reserved
     7. Termination This Agreement may be terminated prior to the end of its Term as set forth below:
     (a) Resignation (other than for Good Reason). Employee may resign, including by reason of retirement, his position at any time by providing written notice of resignation to the Company in accordance with Section 11 hereof. In the event of such resignation, except in the case of resignation for Good Reason (as defined below), this Agreement shall terminate and Employee shall not be entitled to further compensation pursuant to this Agreement other than the payment of any unpaid Base Compensation accrued hereunder as of the effective date of Employee’s resignation and payments and benefits due under Section 8.1.
     (b) Death. If Employee’s employment is terminated due to his death, one (1) year of Employee’s Base Compensation shall be paid by the Company in lump sum in cash within thirty (30) days after Employee’s death to Employee’s surviving spouse or estate, and one (1) year of paid group health and dental insurance benefits shall be provided by the Company to Employee’s surviving spouse and the minor children (plus adult children, such as full time students, who would otherwise be eligible for such benefits in accordance with the Company’s policies), and to the extent that, but for his death, Employee would have otherwise been entitled to a bonus under any bonus plan then maintained by the Company, or to the extent that other officers or Company executives are awarded bonuses or otherwise in the discretion of the Board, a pro rata bonus for the year of his death shall be paid by the Company in lump sum in cash within thirty (30) days after Employee’s death to Employee’s surviving spouse or estate. After the one (1) year of paid group benefit plans described above, Employee’s surviving spouse and dependents shall be entitled at the surviving spouse’s option to continue thereafter their enrollment under such plans at her expense for as long as allowed by law (currently eighteen (18) months thereafter under COBRA, Consolidated Omnibus Budget Reconciliation Act, 29 U.S.C. §§ 1161 et seq.) Employee shall also be considered as immediately and totally vested in any and all Long Term Incentives previously granted to Employee by Company or its subsidiaries; in addition, the Company shall pay the sums due under Section 8.1 (i) as a death benefit in cash to Employee’s spouse or estate (in accordance with applicable law) within thirty (30) days after Employee’s death. After said payments and provision of insurance benefits, this Agreement shall terminate and the Company shall have no obligations to Employee or his legal representatives with respect to this Agreement other than the payment of any unpaid Base Compensation previously accrued hereunder.
     (c) Disability. If Employee shall have been absent from the full-time performance of Employee’s duties with the Company for one hundred eighty (180) consecutive calendar days as a result of Employee’s incapacity due to physical or mental illness, Employee’s employment may be terminated by the Company for “Disability” and Employee shall not be entitled to further compensation pursuant to this Agreement, except that Employee shall (1) be paid monthly (but only for up to a twelve (12) month period beginning with the Date of Termination) the amount by which Employee’s monthly Base Compensation exceeds the monthly benefit received by Employee pursuant to any disability insurance covering Employee; (2) continue to receive paid group health and dental insurance benefits for Employee and his dependents for up to twelve (12) month period beginning with Date of Termination; (3) be considered as immediately and totally vested in any and all Long Term Incentives previously granted to Employee by Company or its subsidiaries; (4) to the extent that, but for his disability, Employee would have otherwise been entitled to a bonus under any bonus plan then maintained by the Company, or to the extent that other officers or Company executives are awarded bonuses, a pro rata bonus for the year of such disability; (5) an assignment to Employee at no cost and with no apportionment of any prepaid premiums, of all assignable insurance policies benefiting Employee. After the twelve (12) months of paid group benefit plans described above, Employee and his dependents shall be entitled at Employee’s option to continue thereafter their enrollment under such plans at his expense for as long as allowed by law (currently eighteen (18) months thereafter under COBRA). In addition, as a disability benefit, Employee shall be entitled to the payments and benefits due under Section 8.1, and the Company shall pay within thirty (30) days the sums due under Section 8.1 (i).
     (d) Discharge.
     (i) The Company may terminate Employee’s employment for any reason at any time upon written notice thereof delivered to Employee in accordance with Section 11 hereof. In the event that Employee’s employment is terminated during the Term by the Company for any reason other than his Misconduct or Disability (both as defined below), then (A) the Company shall pay in lump sum in cash to Employee, within fifteen (15) days following the Date of Termination(as defined herein), an amount equal to the product of (i) Employee’s Base Compensation as in effect immediately prior to Employee’s termination, multiplied by (ii) the number of years in the Remaining Term (for this purpose, treating any partial year as a full year), (B) for the Remaining Term, the Company, at its cost, shall provide or arrange to provide Employee (and, as applicable, Employee’s dependents) with disability, accident and group health insurance benefits substantially similar to those which Employee (and Employee’s dependents) were receiving immediately prior to Employee’s termination; however, the welfare benefits otherwise receivable by Employee pursuant to this clause (B) shall be reduced to the extent comparable welfare benefits are actually received by Employee (and/or Employee’s dependents) during such period under any other employer’s welfare plan(s) or program(s) , with Employee being obligated to promptly disclose to the Company any such comparable welfare benefits, (C) in addition to the aforementioned compensation and benefits, the Company shall pay in lump sum in cash to Employee within fifteen (15) days following the Date of Termination an amount equal to the product of (i) Employee’s highest bonus paid by the Company during the most recent three (3) years immediately prior to the Date of Termination, multiplied by (ii) the number of years in the Remaining Term (for this purpose, treating any partial year as a full year), (D) Employee shall be considered as immediately and totally vested in any and all Long Term Incentives previously made to Employee by Company or its subsidiaries, and (E) Employee shall be entitled to the payments and benefits due under Section 8.1, and the Company shall pay within fifteen (15) days the sums due under Section 8.1 (i).
     (ii) Notwithstanding the foregoing provisions of this Section 7, in the event Employee is terminated because of Misconduct, the Company shall have no obligations pursuant to this Agreement after the Date of Termination other than the payment of any unpaid Base Compensation accrued through the Date of Termination and payments due under Section 8.1 (i). As used herein, “Misconduct” means (a) the continued failure by Employee to substantially perform his duties with the Company (other than any such failure resulting from Employee’s incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by Employee for Good Reason), after a written demand for substantial performance is delivered to Employee by the Board, which demand specifically identifies the manner in which the Board believes that Employee has not substantially performed his duties and allows such 30 days for Employee to effect any potential cure, (b) the engaging by Employee in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise (other than such conduct resulting from Employee’s incapacity due to physical or mental illness and other than any such actual or anticipated conduct after the issuance of a Notice of Termination by Employee for Good Reason), or (c) Employee’s conviction for the commission of a felony. A finding of Misconduct shall only be made by unanimous approval, excluding Employee, of a resolution by the Board after a meeting called for such purpose upon thirty (30) days notice to Employee, and at which Employee is entitled to appear with counsel and be heard.
     (iii) Notwithstanding the provisions of this Section 7, in the event Employee is terminated within thirty (30) days of a Corporate Change for which he has already received compensation and benefits set forth in Paragraph 7(d)(i) and 8.1, Employee shall not be entitled to any further payments under this Agreement.
     (e) Resignation for Good Reason. Employee shall be entitled to terminate his employment for Good Reason as defined herein. If Employee terminates his employment for Good Reason he shall be entitled to the compensation and benefits provided in Paragraphs 7 (d) (i). “Good Reason” shall include the occurrence of any of the following circumstances without Employee’s express written consent unless such breach or circumstances are fully corrected (or rescinded in the case of a Corporate Change) prior to the Date of Termination specified in the Notice of Termination given in respect hereof, which notice must be given within thirty (30) days of the occurrence of such circumstance:
     (1) the material breach of any of the Company’s obligations under this Agreement without Employee’s express written consent,
     (2) the failure by the Company to elect or re-elect or to appoint or re-appoint Employee to the office of Chairman, President and Chief Executive Officer;
     (3) the continued assignment to Employee of any duties inconsistent with the office of Chairman, President and Chief Executive Officer or affecting Employee’s authority;
     (4) without Employee’s prior written consent, the relocation of the Company’s principal executive offices outside Baton Rouge, Louisiana or requiring Employee to be based other than at such principal executive offices;
     (5) the failure by the Company to pay to Employee any portion of Employee’s compensation on the date such compensation is due;
     (6) the failure by the Company to continue to provide Employee with benefits substantially similar to those enjoyed by other executive officers who have entered into similar employment agreements with Employer under any of the Company’s medical, health, accident, and/or disability plans in which Employee was participating immediately prior to such time;
     (7) the failure of the Company to obtain a satisfactory agreement (as determined by Employee in his sole discretion) from any successor to assume and agree to perform this Agreement, as contemplated in Section 13 hereof; or
     (8) the occurrence of any Corporate Change (as defined below), but only if Employee gives notice of his intent to terminate his employment within ninety (90) days following the effective date of such Corporate Change and has not otherwise received compensation and benefits provided in Paragraph 7(d)(i) as a result of the Corporate Change preceding Employee’s termination.
     (9) the occurrence of any act or omission of the Company, other than that which is the result of Employee’s unreasonable or intentional conduct, which is a material violation of law or regulation and exposes Employee to material personal civil penalty or personal criminal liability.
     A “Corporate Change” shall occur if (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity), (ii) the Company sells all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary), (iii) the Company is to be dissolved and liquidated, (iv) when any “person” as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as used in Sections 13(d) and 14(d) thereof, including a “group” as referred to in Section 13(d) of the Exchange Act, but excluding any 10% or larger shareholder of record of the Company as of January 1, 2001, directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time) of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities which are entitled to vote with respect to the election of the directors of the Company; or (v) as a result of or in connection with a contested election, the members of the Board as of the date of this Agreement shall cease to constitute a majority of the Board. “Contested” as used herein shall not include selection by a majority of the current Board for approval by shareholders. Upon any uncontested election, the resulting Board shall become the “Board” for purposes of this Section. Notwithstanding anything contained herein to the contrary, upon the occurrence of a Corporate Change, regardless of termination or continued employment, Employee shall immediately be entitled to the compensation and benefits provided in Paragraphs 7(d)(i) without further obligation to the Company.
     (f) Notice of Termination. Any purported termination of Employee’s employment by the Company under Sections 7(c) or 7(d)(ii), or by Employee under Section 7(e), shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 11 hereof. For purposes of this Agreement, a “Notice of Termination” shall mean a notice which, if by the Company and is for Misconduct or Disability, shall set forth in reasonable detail the reason for such termination of Employee’s employment, or in the case of resignation by Employee for Good Reason, said notice must specify in reasonable detail the basis for such resignation. A Notice of Termination given by Employee pursuant to Section 7(e) shall be effective even if given after the receipt by Employee of notice that the Board has set a meeting to consider terminating Employee for Misconduct. Any purported termination for which a Notice of Termination is required which is not effected pursuant to this Section 7(f) shall not be effective.
     (g) Date of Termination, Etc. “Date of Termination” shall mean the date specified in the Notice of Termination, provided that the Date of Termination shall be at least 15 days following the date the Notice of Termination is given. Notwithstanding the foregoing, in the event Employee is terminated for Misconduct, the Company may refuse to allow Employee access to the Company’s offices (other than to allow Employee to collect his personal belongings under the Company’s supervision) prior to the Date of Termination.
     (h) Mitigation. Employee shall not be required to mitigate the amount of any payment provided for in this Section 7 by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by Employee as a result of employment by another employer, except that any severance amounts payable to Employee pursuant to the Company’s severance plan or policy for employees in general shall reduce the amount otherwise payable pursuant to Sections 7(c)(i) or 7(e).
     (i) Excess Parachute Payments. Notwithstanding anything in this Agreement to the contrary, to the extent that any payment or benefit received or to be received by Employee hereunder in connection with the termination of Employee’s employment would, as determined by tax counsel selected by the Company, constitute an “Excess Parachute Payment” (as defined in Section 280G of the Internal Revenue Code (the “Code”)) subject to the excise tax imposed by Section 4999 of the Code (together with any interest or penalties imposed with respect to such taxes), the Company shall fully “gross-up” such payment and benefit by paying to Employee additional amounts (“gross-up payments”), which shall include any excise taxes and income taxes imposed upon such gross-up payments, so that Employee is in the same “net” after-tax position he would have been if such payment, benefit and gross-up payments had not constituted Excess Parachute Payments.
     As a result of the uncertainty in the application of Section 4999 of the Code, it is possible that any gross-up payments calculated at the time of the initial determination described above and made by the Company will be less than the gross-up payments that should have been made. If Employee determines from time to time in his sole discretion that he is or will be required to make a payment of any excise taxes under Section 4999 of the Code (together with any interest or penalties with respect to such taxes) in addition to that initially determined as described above and that he is therefore entitled to additional gross-up payments, he shall inform the Company of the amount of the additional gross-up payments and any such additional gross-up payments shall be paid promptly by the Company to or for the benefit of Employee.
     8. Nondisclosure and Noncompetition. Employee agrees that, as part of the consideration for this Agreement and as an integral part hereof, he has signed and agrees to be bound by the Nondisclosure and Noncompetition Agreement attached hereto as Exhibit A, as well as any subsequent addenda thereto.
     8.1 Consideration For Non-Compete. In consideration for the agreement set forth in this Section 8, upon termination or as otherwise provided in this Agreement, Employee shall receive
          (i) the sum of fifteen million ($15,000,000.00) dollars plus interest accrued thereon from the date of deposit which has been set aside in a trust suitable to Employee which trust shall invest the funds in an interest bearing account for the purpose of securing payment hereunder; it being understood that such amounts shall remain subject to claims of the general creditors of the Company. Upon Employee’s termination (no matter whether voluntary resignation by Employee, voluntary termination by the Company, termination by the Company for Misconduct, or Resignation by Employee for Good Reason or any other reason), such amount shall be paid to Employee in a lump sum within thirty (30) days of the Date of Termination. However, in the event of a Corporate Change as defined herein, the entire sum payable hereunder shall be immediately due consistent with Section 7(f).

          (ii) for ten years from the Date of Termination, the Company shall provide Employee for his private use in his sole discretion, the use of a mid-size jet aircraft (which shall mean a jet aircraft comparable to but not less than the jet aircraft most commonly used by Employee in the year prior to the Date of Termination) for 150 hours annually, the cost (as based on the Company’s current “incremental cost” of operating the current aircraft primarily utilized by Employee) of which shall not exceed $300,000 annually.
     9. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit Employee’s continuing or future participation in any benefit, bonus, incentive, or other plan or program provided by the Company or any of its affiliated companies and for which Employee may qualify, nor shall anything herein limit or otherwise adversely affect such rights as Employee may have under any Options with the Company or any of its affiliated companies.
     10. Assignability. The obligations of Employee hereunder are personal and may not be assigned or delegated by him or transferred in any manner whatsoever, nor are such obligations subject to involuntary alienation, assignment or transfer. The Company shall have the right to assign this Agreement and to delegate all rights, duties and obligations hereunder, either in whole or in part, to any parent, affiliate, successor or subsidiary organization or company of the Company, so long as the obligations of the Company under this Agreement remain the obligations of the Company.
     11. Notice. For the purpose of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the Company at its principal office address, directed to the attention of the

Board with a copy to the Secretary of the Company, and to Employee at Employee’s residence address on the records of the Company or to such other address as either party may have furnished to the other in writing in accordance herewith except that notice of change of address shall be effective only upon receipt.
     12. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.
     13. Successors; Binding Agreement.
     (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Employee to compensation from the Company in the same amount and on the same terms as he would be entitled to hereunder if he terminated his employment for Good Reason, except that for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination. As used herein, the term “Company” shall include any successor to its business and/or assets as aforesaid which executes and delivers the Agreement provided for in this Section 13 or which otherwise becomes bound by all terms and provisions of this Agreement by operation of law.
     (b) This Agreement and all rights of Employee hereunder shall inure to the benefit of and be enforceable by Employee’s personal or legal representatives, executors, administrators, successors, heirs distributees, devisees and legatees. If Employee should die while any amounts would be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Employee’s devisee, legatee, or other designee or, if there be no such designee, to Employee’s estate.
     14. Indemnification: Liability Insurance. The Company shall indemnify and hold Employee (or his legal representative) harmless to the full extent permitted by applicable law for all legal expenses and all liabilities, losses, judgments, fines, expenses, and amounts paid in settlement in connection with any proceeding involving him (including any action by or in the right of the Company) by reason of his being or having been a director, officer, employee, consultant, or agent of the Company or any of its subsidiaries, affiliates, or any other enterprise if he is serving or has served at the request of the Company. In addition, the Company shall cause any such subsidiary, affiliate, or enterprise also to so indemnify and hold Employee harmless to the full extent permitted by applicable law. The foregoing shall not be deemed to limit any rights of Employee pursuant to applicable indemnification provisions of the Company’s Articles of Incorporation or By-Laws or otherwise, and the Company agrees to amend such Articles of Incorporation and Bylaws to provide Employee indemnification consistent herewith. The Company also agrees to amend its Articles of Incorporation to provide immunity to Employee to the full extent allowed by law. In addition, the Company shall acquire and maintain with reputable insurance companies or associations acceptable to Employee, directors’ and officers’ liability insurance for the benefit of the directors and officers of the Company, including Employee, providing terms and coverage amounts of at least $75,000,000,. Such insurance shall remain in place, to the extent that the Company is able to purchase the same, as long as necessary under applicable statutes of limitations to cover all events occurring during the term of this Agreement regardless of when the claim is made.
     In the event of any action, proceeding, or claim against Employee arising out of his serving or having served in a capacity specified above, the Company shall provide Employee with counsel, who may be counsel for the Company as well, as long as no conflict of interest exists between the Company and Employee and no ethical or professional responsibility rules prevent the same counsel from representing both Employee and the Company. In the event of any such conflict of interest or other bar to Employee being represented by counsel for the Company, Employee may retain his own separate counsel (such choice of counsel may be made in his sole and absolute discretion), and the Company shall be obligated to advance to Employee (or pay directly to his counsel) reasonable counsel fees and other costs associated with Employee’s defense of such action, proceeding, or claim; provided, however, that in such event, Employee shall first agree in writing, without posting bond or collateral, to repay all sums paid or advanced to him pursuant to this provision in the event the final disposition of such action, proceeding, or claim is one for which Employee would not be entitled to indemnification.

15. Miscellaneous.
     (a) Amendment and Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and such officer as may be specifically authorized by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.
     (b) Entire Agreement. The Company and Employee have heretofore entered into the Prior Agreement. The Prior Agreement shall continue in full force and effect until the Effective Date, after which it will be superseded by this Agreement; provided that nothing in this Agreement shall be deemed to discharge or otherwise prejudice Employee’s right to receive, or the Company’s obligation to pay or provide, any of the benefits accrued under the Prior Agreement as of the Effective Date. Subject to the foregoing, this Agreement is an integration of the parties’ agreement; no agreement or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party, except those which are set forth expressly in this Agreement.
     (c) Governing Law. THE VALIDITY, INTERPRETATION, CONSTRUCTION AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF LOUISIANA, except for

Section 8, in which case the law of the jurisdiction in which the non-compete is sought to be enforced by the Company shall govern in the event such applicable law is more favorable to the Company.
     16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.
     17. Arbitration. Either party may elect that any dispute or controversy arising under or in connection with this Agreement be settled by arbitration in Baton Rouge, Louisiana in accordance with the rules of the American Arbitration Association then in effect. If the parties cannot mutually agree on an arbitrator, then the arbitration shall be conducted by a three arbitrator panel, with each party selecting one arbitrator and the two arbitrators so selected selecting a third arbitrator. The findings of the arbitrator(s) shall be final and binding, and judgment may be entered thereon in any court having jurisdiction. The findings of the arbitrator(s) shall not be subject to appeal to any court, except as otherwise provided by applicable law. The arbitrator(s) may, in his or her (or their) own discretion, award legal fees and costs to the prevailing party.
     18. Expenses. In order that the purpose of this Agreement not be frustrated, it is the intent of the Company that the Employee not be required to incur the expenses associated with enforcement of the Employee’s rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Employee hereunder, nor be bound to negotiate any settlement of the Employee’s rights hereunder under threat of incurring such expenses. Accordingly, if following the Effective Date it should appear to the Employee that the Company has failed to comply with any of its obligations under this Agreement or, if at any time, in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation or other legal action designed to deny, diminish or to recover from the Employee the benefits intended to be provided to the Employee hereunder, and that the Employee has complied with all of the Employee’s obligations under this Agreement, the Company irrevocably authorizes the Employee from time to time to retain counsel of the Employee’s choice at the expense of the Company to represent the Employee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel (other than a counsel acting on behalf of the Company in connection with this Agreement), the Company irrevocably consents to the Employee’s entering into an attorney-client relationship with such counsel, and in that connection the Company and the Employee agree that a confidential relationship shall exist between the Employee and such counsel. The Company agrees to pay as incurred, to the full extent permitted by law, all costs and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Employee or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including, without limitation, as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate. Included within such costs and expenses shall be the reasonable fees and expenses of counsel selected from time to time by the Employee as hereinabove provided, which fees and expenses shall be paid or reimbursed to the Employee by the Company on a regular, periodic basis upon presentation by the Employee of a statement or statements prepared by such counsel in accordance with its customary practices.
     IN WITNESS WHEREOF, the parties have executed this Agreement on _________, effective for all purposes as provided above.

THE SHAW GROUP INC.

By

Name:	Gary P. Graphia
Its:	Secretary
EMPLOYEE:

J. M. Bernhard, Jr.
Chairman of the Board, President and
Chief Executive Officer

THE SHAW GROUP INC.
EXHIBIT A TO EMPLOYMENT AGREEMENT
NONDISCLOSURE AND NONCOMPETITION AGREEMENT
     This Nondisclosure and Noncompetition Agreement (“Agreement”) is made and entered into on the date indicated below between The Shaw Group Inc. and any and all its affiliated companies, as set forth in Exhibit A, (collectively, “the Company”) and James M. Bernhard, Jr. (“Executive”).
     Executive and Company agree as follows:
AGREEMENT
     Section 1. Confidentiality. Executive will not, during Executive’s employment or any period thereafter, directly or indirectly, disclose or make available to any person, firm, corporation, association or other entity, or use any “Confidential Information” for any reason or purpose whatsoever, except as necessary in the course or performing Executive’s duties under this Agreement or unless otherwise required by court order, subpoena, or other government or legal process. For purposes of this section “ Confidential Information” shall mean information disclosed to Executive or known by Executive as a consequence of or through Executive’s relationship with the Company or its affiliates, about the Company’s and its affiliates’ customers, employees, contractors, business methods, public relations methods, organization, pricing information, plans, strategies, proposed bids, proposals, product information, procedures or finances, including, without limitation, information of or relating to customers and customer lists. Confidential Information shall not include any information that (i) was publicly known at the time of disclosure to Executive; (ii) becomes publicly known or available thereafter other than by any means in violation of this Agreement or any other duty owed to the Company by any person or entity; or (iii) is lawfully disclosed to Executive by a third party. Upon termination of Executive’s employment with the Company, regardless of the reason, all Confidential Information in Executive’s possession, including copies, duplicates, and electronic files, shall be returned to the Company and shall not be retained by Executive or furnished to any third party.
     Section 2. Company Property. All personal property and equipment furnished to or prepared by Executive in the course of or incident to Executive’s employment belong to the Company and shall be promptly returned to the Company upon termination of Executive’s employment or at such other time as the Company may request. Personal property includes, without limitation, all books, manuals, records, reports, notes, contracts, lists, and other documents, electronic files, and all other proprietary information relating to the business of the Company and/or its affiliates. Following termination of employment, Executive will not retain any written or other tangible material containing any proprietary information of the Company or any or all of its affiliates.
     Section 3. Non-Solicitation. At all times during Executive’s employment and for two (2) years after the termination of Executive’s employment, Executive will not, directly or indirectly, either on Executive’s own account or jointly with or as a manager, agent, officer, employee, consultant, independent contractor, partner, joint venturer, owner, financier, shareholder, or otherwise on behalf of any other person, firm, or corporation, offer employment to, solicit, or attempt to solicit away from the Company or its affiliates any of their officers or employees or offer employment to any person who, during the six (6) months immediately preceding the date of such solicitation or offer, is or was an officer or employee of the Company or any of its affiliates.
     Section 4. Covenant Not to Compete. As a condition of employment and in consideration of the terms of the Employment Agreement pursuant to which this is being executed, Executive acknowledges and agrees to the following:
     Executive acknowledges that he is intimately involved in the management of the Company, its expansion, and its acquisition or creation of the affiliated companies, as set forth in Exhibit A. Executive acknowledges and agrees that the business of the Company is providing engineering, construction, procurement, maintenance, Environmental1, and pipe fabrication services, as more fully set forth on the Company’s Form 10-K dated October 31, 2006.
     Based on Executive’s high level in management of the Company and based on the knowledge, information, and experience that the Executive has gained and will gain through his management position in the Company and Executive’s ability to build a competing company engaging in some or all of the services provided by the Company, Executive acknowledges that

[1]	Environmental is defined herein as the delivery of environmental restoration, regulatory compliance, facilities management, emergency response, and design and construction services, environmental consulting, engineering and construction services to private-sector and state and local government customers. These services include complete life cycle management, construction management, Operation and Maintenance (O&M) services, and environmental services including emergency response and high hazard and toxic waste cleanups and on-site remedial activities site selection, permitting, design, build, operation, decontamination, demolition, remediation and redevelopment, identification of contaminants in soil, air and water and the subsequent design and execution of remedial solutions, project and facilities management and other related services for non-environmental construction, watershed restoration, emergency response services and outsourcing of privatization markets. Infrastructure services provide program management, operations and maintenance solutions to support and enhance domestic and global land, water and air transportation systems, and commercial port and marine facilities.

- Page 2 of 7 -

the scope of this Agreement should be broad, both geographically and in the scope of conduct prohibited.
     Executive acknowledges that the Company now conducts business and provides services throughout the United States to federal agencies, federally-owned facilities or federally-controlled political subdivisions, state and local governments and political subdivisions, and domestic and non-domestic commercial customers. Executive acknowledges that as of the date of this Agreement, the Company delivers services through a network of over 180 locations, including approximately 22 international locations and approximately 22 fabrication and manufacturing facilities. Executive acknowledges and agrees that at the time of signing this agreement, the Company conducts business in the geographic territory (the “Restricted Area”) set forth in Exhibit B. Executive agrees that the Company may periodically revise the Restricted Area to reflect any changes in the geographic territory in which the Company is conducting business. Executive agrees that as consideration for his Employment Agreement, he agrees to sign addenda to this agreement which update the Restricted Area to reflect geographic territories in which the Company conducts its business. Executive agrees that the Company may periodically revise the description of the business of the Company to reflect changes in the Company’s business. Executive also agrees that as consideration for his Employment Agreement, he agrees to sign addenda to this agreement which update the description of the business of the Company to coincide with the description of the business of the Company as set forth in the Company’s current Form 10-K.
     Executive agrees that at all times during Executive’s employment with the Company and for two (2) years after termination of Executive’s employment with the Company, Executive shall not, directly or indirectly, whether personally or through agents, associates, or co-workers, whether individually or in connection with any corporation, partnership, or other business entity, and whether as an employee, owner, partner, financier, joint venturer, shareholder, officer, manager, agent, independent contractor, consultant, or otherwise, establish, carry on, or engage in a business similar to that of the Company or any of its affiliates, in the Restricted Area, as defined in Exhibit B, attached. This prohibition includes, without limitation, that Executive will not perform the following in the Restricted Area:
     (a) Solicit or provide, directly or indirectly, engineering, construction, procurement, maintenance, Environmental, and pipe fabrication services, or any of these, to any persons or entities who are or were customers of the Company or any of its affiliates at any time prior to Executive’s separation from employment;

- Page 3 of 7 -

     (b) Establish, own, become employed with, consult on business matters with, or participate in any way in a business engaged in engineering, construction, procurement maintenance, Environmental, and pipe fabrication services, or any of these, except to the extent that the Company or any of its affiliates do not provide the same type of services as such business provides; and
     (c) Provide consulting services for, invest in, become employed by, or otherwise become associated from a business perspective with competitors of the Company or any of its affiliates, including but not limited to Jacobs Engineering Group Inc., Fluor Corporation, URS Corporation, Halliburton, Turner Industries Group, L.L.C., Bechtel Group, Inc., and Washington Group International, Inc., or any of their respective subsidiaries, affiliates, or successors, in pursuit of work from federal, state, local, or private sources.
This prohibition does not prohibit Executive from engaging in a business solely within an area or areas not contained in the Restricted Area, so long as that business does not provide in the Restricted Area the same or similar services or conduct the same or similar business as the Company or its affiliates.
     Executive acknowledges that the business of the Company is extremely competitive in nature, that the remedy at law for any breach of this covenant will be inadequate, and that in the event of a breach the Company shall be entitled to injunctive relief and specific performance, as well as any and all other remedies at law or in equity to which the Company is entitled. Executive acknowledges that the provisions contained in this Section are reasonable and valid in all respects and are a reasonable and necessary protection of the legitimate interests of the Company and that any violation of these provisions would cause substantial injury to the Company.
     Section 5. Miscellaneous Provisions.
     (a) Employment Rights. This Agreement shall not be deemed to confer upon Executive any right to continue in the employ of the Company for any period or any right to continue employment at Executive’s present or any other rate of compensation.
     (b) Amendment. This Agreement may only be amended or modified in a writing executed by both the Company and Executive. No oral waivers or extensions shall be binding on the parties.

- Page 4 of 7 -

     (c) Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument signed by the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term of condition for the future or as to any other act other than that specifically waived.
     (d) Injunctive Relief and Arbitration. Executive and the Company each acknowledge that the provisions of Sections 1, 3, and 4 are reasonable and necessary, that the damages that would be suffered as a result of a breach or threatened breach by Executive of Sections 1, 3, and 4 may not be calculable, and that the award of a money judgment to the Company for such a breach or threatened breach thereof by Executive would be an inadequate remedy. Consequently, Executive expressly consents and agrees that the Company may, in addition to any other available remedies that the Company may be entitled in law or in equity, enforce the provisions of Sections 1, 3, and/or 4 by injunctive or other equitable relief, including a temporary and/or permanent injunction (without proving a breach thereof), to prevent unfair competition, the use and/or unauthorized disclosure of trade secrets or confidential information, and/or the unauthorized solicitation of the Company’s officers, employees, and customers. The Company shall not be obligated to post bond or other security in seeking such relief.
     (e) Arbitration. The Executive and the Company agree that any dispute regarding the covenants herein and/or the validity of this Agreement and its addenda, if any, shall be resolved through arbitration. Given the recitals set forth in Section 4 above, the Executive and the Company hereby expressly acknowledge that Executive’s position in the Company, and the Company’s business, have a substantial impact on interstate commerce; and further, that Executive’s development and involvement with the Company, and the Company’s business, have a national and international territorial scope commercially. Thus, any arbitration-related matter or arbitration proceeding of a dispute regarding the covenants herein and/or the validity of this Agreement and its addenda, shall be governed, heard and decided under the provisions and the authority of the Federal Arbitration Act, 9 U.S.C.A. § 1 et seq., and shall be submitted for arbitration to the office of the American Arbitration Association in New Orleans, Louisiana on demand of either party.
     Such arbitration proceedings shall be conducted in New Orleans, Louisiana and shall be conducted in accordance with the then-current Employment Arbitration Rules and Mediation Procedures of the American Arbitration Association, with the exception that the Executive expressly waives the right to request interim measures or injunctive relief from a judicial authority. Executive acknowledges that the Company alone retains the right to seek injunctive relief from a judicial authority based on the nature of this Agreement and in furtherance of the terms of Section 5(d) above. Each party shall have the right to be represented by counsel or other designated representatives. The arbitrator shall have the right to award or include in his or her award any relief that he or she deems proper under the circumstances, including, without limitation, all types of relief that could be awarded by a court of law, such as money damages, (with interest on unpaid amounts from date due), specific performance, and injunctive relief. The

- Page 5 of 7 -

arbitrator shall issue a written opinion explaining the reasons for his or her decision and award. The award and decision of the arbitrator shall be conclusive and binding upon both parties and judgment upon the award may be entered in any court of competent jurisdiction. The parties acknowledge and agree that any arbitration award may be enforced against either or both of them in a court of competent jurisdiction and each waives any right to contest the validity or enforceability of such award. The parties further agree to be bound by the provisions of any statute of limitations that would be otherwise applicable to the controversy, dispute, or claim that is the subject of any arbitration proceeding initiated hereunder. Without limiting the foregoing, the parties shall be entitled in any such arbitration proceeding to the entry of an order by a court of competent jurisdiction pursuant to an opinion of the arbitrator for specific performance of any of the requirements of this Agreement. This provision shall survive and continue in full force and effect subsequent to and notwithstanding expiration or termination of this Agreement. The provisions of this Paragraph 4(e) will survive the termination of this Agreement for any reason. The Executive agrees to pay arbitration fees in an amount not to exceed the amount required to file a lawsuit in a court of law. The Company agrees to pay the remaining amount of arbitration fees. Executive and the Company acknowledge and agree that any and all rights they may have to resolve their claims by a jury trial are hereby expressly waived. The provisions of this Paragraph 4(e) do not preclude Executive from filing a complaint with any federal, state, or other governmental administrative agency, if at all applicable. This provision supersedes any conflicting provision contained in any Employment Agreement or other agreement between the Executive and the Company.
     (f) Governing Law. This Agreement, and the rights and obligations of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Louisiana. This provision supersedes any conflicting provision contained in any Employment Agreement or other agreement between the Executive and the Company.
     (g) Assignment. This Agreement may not be assigned by Executive, but may be assigned by the Company to any successor to its business and will inure to the benefit and be binding upon any such successor. This Agreement shall be binding upon the parties hereto, together with their respective executors, administrators, personal representatives, and heirs, and, in the case of the Company, permitted successors and assigns.
     (h) Severability. Each provision of this Agreement is intended to be severable. If any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.
     (i) Reformation. It is the intention of the parties that if any court or arbitrator(s) shall determine that any provision of this Agreement, including the scope, duration, or

- Page 6 of 7 -

geographical limit of any provision, is unenforceable, the provision in question and this Agreement shall not be invalidated but shall be deemed reformed or amended only to the extent necessary to render the provision and Agreement valid and enforceable.
     (j) Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.
     (k) Consent. Executive acknowledges that he has reviewed the provisions of this Agreement carefully and has been given an opportunity to ask questions of the Shaw Group. He acknowledges that he has had ample opportunity to consult with an attorney of his choice (at his expense) prior to signing this Agreement and that he knowingly consents to the terms herein.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this ___day of                     , 2007.

COMPANY: EXECUTIVE:

The Shaw Group Inc. and
its affiliates listed on Exhibit A:

James M. Bernhard, Jr.

By: Gary P. Graphia

Title: Secretary

- Page 7 of 7 -

EXHIBIT B
RESTRICTED AREA
ALASKA

Aleutians East
Aleutians West
Anchorage
Bethel
Bristol Bay
Denali
Dillingham
Fairbanks North Star
Haines
Juneau
Kenai Peninsula
Ketchikan Gateway
Kodiak Island
Lake and Peninsula
Matanuska-Susitna
Nome
North Slope
Northwest Arctic
Prince of Wales-Outer Ketchikan
Sitka
Skagway-Hoonah-Angoon
Southeast Fairbanks
Valdez-Cordova
Wade Hampton
Wrangell-Petersburg
Yakutat
Yukon-Koyukuk

ALABAMA

Autauga
Baldwin
Barbour
Bibb
Blount
Bullock
Butler
Calhoun
Chambers
Cherokee
Chilton
Choctaw
Clarke
Clay
Cleburne
Coffee
Colbert
Conecuh

Coosa
Covington
Crenshaw
Cullman
Dale
Dallas
De Kalb
Elmore
Escambia
Etowah
Fayette
Franklin
Geneva
Greene
Hale
Henry
Houston
Jackson
Jefferson
Lamar
Lauderdale
Lawrence
Lee
Limestone
Lowndes
Macon
Madison
Marengo
Marion
Marshall
Mobile
Monroe
Montgomery
Morgan
Perry
Pickens
Pike
Randolph
Russell
St. Clair
Shelby
Sumter
Talladega
Tallapoosa
Tuscaloosa
Walker
Washington
Wilcox
Winston

ARIZONA

Apache
Cochise
Coconino
Gila
Graham
Greenlee
La Paz
Maricopa
Mohave
Navajo
Pima
Pinal
Santa Cruz
Yavapai
Yuma

ARKANSAS

Arkansas
Ashley
Baxter
Benton
Boone
Bradley
Calhoun
Carroll
Chicot
Clark
Clay
Cleburne
Cleveland
Columbia
Conway
Craighead
Crawford
Crittenden
Cross
Dallas
Desha
Drew
Faulkner
Franklin
Fulton
Garland
Grant
Greene
Hempstead
Hot Spring
Howard
Independence
Izard
Jackson
Jefferson
Johnson
Lafayette
Lawrence
Lee
Lincoln
Little River
Logan
Lonoke
Madison
Marion
Miller
Mississippi
Monroe
Montgomery
Nevada
Newton
Ouachita
Perry
Phillips
Pike
Poinsett
Polk
Pope
Prairie
Pulaski
Randolph
St. Francis
Saline

Scott
Searcy
Sebastian
Sevier
Sharp
Stone
Union
Van Buren
Washington
White
Woodruff
Yell

CALIFORNIA

Alameda
Alpine
Amador
Butte
Calaveras
Colusa
Contra Costa
Del Norte
El Dorado
Fresno
Glenn
Humboldt
Imperial
Inyo
Kern
Kings
Lake
Lassen
Los Angeles
Madera
Marin
Mariposa
Mendocino
Merced
Modoc
Mono
Monterey
Napa
Nevada
Orange
Placer
Plumas
Riverside
Sacramento
San Benito
San Bernardino
San Diego
San Francisco
San Joaquin
San Luis Obispo
San Mateo
Santa Barbara
Santa Clara
Santa Cruz
Shasta
Sierra
Siskiyou
Solano
Sonoma
Stanislaus
Sutter

Tehama
Trinity
Tulare
Tuolumne
Ventura
Yolo
Yuba

COLORADO

Adams
Alamosa
Arapahoe
Archuleta
Baca
Bent
Boulder
Broomfield
Chaffee
Cheyenne
Clear Creek
Conejos
Costilla
Crowley
Custer
Delta
Denver
Dolores
Douglas
Eagle
Elbert
El Paso
Fremont
Garfield
Gilpin
Grand
Gunnison
Hinsdale
Huerfano
Jackson
Jefferson
Kiowa
Kit Carson
Lake
La Plata
Larimer
Las Animas
Lincoln
Logan
Mesa
Mineral
Moffat
Montezuma
Montrose
Morgan
Otero
Ouray
Park
Phillips
Pitkin
Prowers
Pueblo
Rio Blanco
Rio Grande
Routt
Saguache
San Juan

San Miguel
Sedgwick
Summit
Teller
Washington
Weld
Yuma

CONNECTICUT

Fairfield
Hartford
Litchfield
Middlesex
New Haven
New London
Tolland
Windham

DISTRICT OF COLUMBIA
District of Columbia
DELAWARE

Kent
New Castle
Sussex

FLORIDA

Alachua
Baker
Bay

Bradford
Brevard
Broward
Calhoun
Charlotte
Citrus
Clay
Collier
Columbia
De Soto
Dixie
Duval
Escambia
Flagler
Franklin
Gadsden
Gilchrist
Glades
Gulf
Hamilton
Hardee
Hendry
Hernando
Highlands
Hillsborough
Holmes
Indian River
Jackson
Jefferson
Lafayette
Lake
Lee
Leon
Levy
Liberty
Madison
Manatee
Marion
Martin
Miami-Dade
Monroe
Nassau
Okaloosa
Okeechobee
Orange
Osceola
Palm Beach
Pasco
Pinellas
Polk
Putnam
St. Johns
St. Lucie
Santa Rosa
Sarasota
Seminole
Sumter
Suwannee
Taylor
Union
Volusia
Wakulla
Walton
Washington

GEORGIA

Appling
Atkinson
Bacon
Baker
Baldwin
Banks
Barrow
Bartow
Ben Hill
Berrien
Bibb
Bleckley
Brantley
Brooks
Bryan
Bulloch
Burke
Butts
Calhoun
Camden
Candler
Carroll
Catoosa
Charlton
Chatham
Chattahoochee
Chattooga
Cherokee
Clarke
Clay
Clayton
Clinch
Cobb
Coffee
Colquitt
Columbia
Cook
Coweta
Crawford
Crisp
Dade
Dawson
Decatur
De Kalb
Dodge
Dooly
Dougherty
Douglas
Early
Echols
Effingham
Elbert
Emanuel
Evans
Fannin
Fayette
Floyd
Forsyth
Franklin
Fulton
Gilmer
Glascock
Glynn
Gordon
Grady
Greene
Gwinnett
Habersham
Hall
Hancock
Haralson
Harris

Hart
Heard
Henry
Houston
Irwin
Jackson
Jasper
Jeff Davis
Jefferson
Jenkins
Johnson
Jones
Lamar
Lanier
Laurens
Lee
Liberty
Lincoln
Long
Lowndes
Lumpkin
McDuffie
McIntosh
Macon
Madison
Marion
Meriwether
Miller
Mitchell
Monroe
Montgomery
Morgan
Murray
Muscogee
Newton
Oconee
Oglethorpe
Paulding
Peach
Pickens
Pierce
Pike
Polk
Pulaski
Putnam
Quitman
Rabun
Randolph
Richmond
Rockdale
Schley
Screven
Seminole
Spalding
Stephens
Stewart
Sumter
Talbot
Taliaferro
Tattnall
Taylor
Telfair
Terrell
Thomas
Tift
Toombs
Towns
Treutlen
Troup
Turner
Twiggs
Union
Upson
Walker
Walton

Ware
Warren
Washington
Wayne
Webster
Wheeler
White
Whitfield
Wilcox
Wilkes
Wilkinson
Worth

HAWAII

Hawaii
Honolulu
Kalawao
Kauai
Maui

IOWA

Adair
Adams
Allamakee
Appanoose
Audubon
Benton
Black Hawk
Boone
Bremer
Buchanan
Buena Vista
Butler
Calhoun
Carroll
Cass
Cedar
Cerro Gordo
Cherokee
Chickasaw
Clarke
Clay
Clayton
Clinton
Crawford
Dallas
Davis
Decatur
Delaware
Des Moines
Dickinson
Dubuque
Emmet
Fayette

Floyd
Franklin
Fremont
Greene
Grundy
Guthrie
Hamilton
Hancock
Hardin
Harrison
Henry
Howard
Humboldt
Ida
Iowa
Jackson
Jasper
Jefferson
Johnson
Jones
Keokuk
Kossuth
Lee
Linn
Louisa
Lucas
Lyon
Madison
Mahaska
Marion
Marshall
Mills
Mitchell
Monona
Monroe
Montgomery
Muscatine
O’Brien
Osceola
Page
Palo Alto
Plymouth
Pocahontas
Polk
Pottawattamie
Poweshiek
Ringgold
Sac
Scott
Shelby
Sioux
Story
Tama
Taylor
Union
Van Buren
Wapello
Warren
Washington
Wayne
Webster
Winnebago
Winneshiek
Woodbury
Worth
Wright

IDAHO

Ada
Adams
Bannock
Bear Lake
Benewah
Bingham
Blaine
Boise
Bonner
Bonneville
Boundary
Butte
Camas
Canyon
Caribou
Cassia
Clark
Clearwater
Custer
Elmore
Franklin
Fremont
Gem
Gooding
Idaho
Jefferson
Jerome
Kootenai
Latah
Lemhi
Lewis
Lincoln
Madison
Minidoka
Nez Perce
Oneida
Owyhee
Payette
Power
Shoshone
Teton
Twin Falls
Valley
Washington

ILLINOIS

Adams
Alexander
Bond
Boone
Brown
Bureau
Calhoun
Carroll
Cass
Champaign
Christian
Clark
Clay
Clinton
Coles

Cook
Crawford
Cumberland
DeKalb
De Witt
Douglas
DuPage
Edgar
Edwards
Effingham
Fayette
Ford
Franklin
Fulton
Gallatin
Greene
Grundy
Hamilton
Hancock
Hardin
Henderson
Henry
Iroquois
Jackson
Jasper
Jefferson
Jersey
Jo Daviess
Johnson
Kane
Kankakee
Kendall
Knox
Lake
La Salle
Lawrence
Lee
Livingston
Logan
McDonough
McHenry
McLean
Macon
Macoupin
Madison
Marion
Marshall
Mason
Massac
Menard
Mercer
Monroe
Montgomery
Morgan
Moultrie
Ogle
Peoria
Perry
Piatt
Pike
Pope
Pulaski
Putnam
Randolph
Richland
Rock Island
St. Clair
Saline
Sangamon
Schuyler
Scott
Shelby
Stark
Stephenson
Tazewell

Union
Vermilion
Wabash
Warren
Washington
Wayne
White
Whiteside
Will
Williamson
Winnebago
Woodford

INDIANA

Adams
Allen
Bartholomew
Benton
Blackford
Boone
Brown
Carroll
Cass
Clark
Clay
Clinton
Crawford
Daviess
Dearborn
Decatur
De Kalb
Delaware
Dubois
Elkhart
Fayette
Floyd
Fountain
Franklin
Fulton
Gibson
Grant
Greene
Hamilton
Hancock
Harrison
Hendricks
Henry
Howard
Huntington
Jackson
Jasper
Jay
Jefferson
Jennings
Johnson
Knox
Kosciusko
Lagrange
Lake
La Porte
Lawrence
Madison
Marion
Marshall
Martin

Miami
Monroe
Montgomery
Morgan
Newton
Noble
Ohio
Orange
Owen
Parke
Perry
Pike
Porter
Posey
Pulaski
Putnam
Randolph
Ripley
Rush
St. Joseph
Scott
Shelby
Spencer
Starke
Steuben
Sullivan
Switzerland
Tippecanoe
Tipton
Union
Vanderburgh
Vermillion
Vigo
Wabash
Warren
Warrick
Washington
Wayne
Wells
White
Whitley

KANSAS

Allen
Anderson
Atchison
Barber
Barton
Bourbon
Brown
Butler
Chase
Chautauqua
Cherokee
Cheyenne
Clark
Clay
Cloud
Coffey
Comanche
Cowley
Crawford
Decatur
Dickinson

Doniphan
Douglas
Edwards
Elk
Ellis
Ellsworth
Finney
Ford
Franklin
Geary
Gove
Graham
Grant
Gray
Greeley
Greenwood
Hamilton
Harper
Harvey
Haskell
Hodgeman
Jackson
Jefferson
Jewell
Johnson
Kearny
Kingman
Kiowa
Labette
Lane
Leavenworth
Lincoln
Linn
Logan
Lyon
McPherson
Marion
Marshall
Meade
Miami
Mitchell
Montgomery
Morris
Morton
Nemaha
Neosho
Ness
Norton
Osage
Osborne
Ottawa
Pawnee
Phillips
Pottawatomie
Pratt
Rawlins
Reno
Republic
Rice
Riley
Rooks
Rush
Russell
Saline
Scott
Sedgwick
Seward
Shawnee
Sheridan
Sherman
Smith
Stafford
Stanton
Stevens
Sumner

Thomas
Trego
Wabaunsee
Wallace
Washington
Wichita
Wilson
Woodson
Wyandotte

KENTUCKY

Adair
Allen
Anderson
Ballard
Barren
Bath
Bell
Boone
Bourbon
Boyd
Boyle
Bracken
Breathitt
Breckinridge
Bullitt
Butler
Caldwell
Calloway
Campbell
Carlisle
Carroll
Carter
Casey
Christian
Clark
Clay
Clinton
Crittenden
Cumberland
Daviess
Edmonson
Elliott
Estill
Fayette
Fleming
Floyd
Franklin
Fulton
Gallatin
Garrard
Grant
Graves
Grayson
Green
Greenup
Hancock
Hardin
Harlan
Harrison
Hart
Henderson
Henry
Hickman
Hopkins

Jackson
Jefferson
Jessamine
Johnson
Kenton
Knott
Knox
Larue
Laurel
Lawrence
Lee
Leslie
Letcher
Lewis
Lincoln
Livingston
Logan
Lyon
McCracken
McCreary
McLean
Madison
Magoffin
Marion
Marshall
Martin
Mason
Meade
Menifee
Mercer
Metcalfe
Monroe
Montgomery
Morgan
Muhlenberg
Nelson
Nicholas
Ohio
Oldham
Owen
Owsley
Pendleton
Perry
Pike
Powell
Pulaski
Robertson
Rockcastle
Rowan
Russell
Scott
Shelby
Simpson
Spencer
Taylor
Todd
Trigg
Trimble
Union
Warren
Washington
Wayne
Webster
Whitley
Wolfe
Woodford

LOUISIANA

Acadia
Allen
Ascension
Assumption
Avoyelles
Beauregard
Bienville
Bossier
Caddo
Calcasieu
Caldwell
Cameron
Catahoula
Claiborne
Concordia
De Soto
East Baton Rouge
East Carroll
East Feliciana
Evangeline
Franklin
Grant
Iberia
Iberville
Jackson
Jefferson
Jefferson Davis
Lafayette
Lafourche
La Salle
Lincoln
Livingston
Madison
Morehouse
Natchitoches
Orleans
Ouachita
Plaquemines
Pointe Coupee
Rapides
Red River
Richland
Sabine
St. Bernard
St. Charles
St. Helena
St. James
St. John the Baptist
St. Landry
St. Martin
St. Mary
St. Tammany
Tangipahoa
Tensas
Terrebonne
Union
Vermilion
Vernon
Washington
Webster
West Baton Rouge
West Carroll
West Feliciana
Winn

MASSACHUSETTS

Barnstable
Berkshire
Bristol
Dukes
Essex
Franklin
Hampden
Hampshire
Middlesex
Nantucket
Norfolk
Plymouth
Suffolk
Worcester

MARYLAND

Allegany
Anne Arundel
Baltimore
Calvert
Caroline
Carroll
Cecil
Charles
Dorchester
Frederick
Garrett
Harford
Howard
Kent
Montgomery
Prince George’s
Queen Anne’s
St. Mary’s
Somerset
Talbot
Washington
Wicomico
Worcester
Baltimore City

MAINE

Androscoggin
Aroostook
Cumberland
Franklin
Hancock
Kennebec

Knox
Lincoln
Oxford
Penobscot
Piscataquis
Sagadahoc
Somerset
Waldo
Washington
York

MICHIGAN

Alcona
Alger
Allegan
Alpena
Antrim
Arenac
Baraga
Barry
Bay
Benzie
Berrien
Branch
Calhoun
Cass
Charlevoix
Cheboygan
Chippewa
Clare
Clinton
Crawford
Delta
Dickinson
Eaton
Emmet
Genesee
Gladwin
Gogebic
Grand Traverse
Gratiot
Hillsdale
Houghton
Huron
Ingham
Ionia
Iosco
Iron
Isabella
Jackson
Kalamazoo
Kalkaska
Kent
Keweenaw
Lake
Lapeer
Leelanau
Lenawee
Livingston
Luce
Mackinac
Macomb
Manistee

Marquette
Mason
Mecosta
Menominee
Midland
Missaukee
Monroe
Montcalm
Montmorency
Muskegon
Newaygo
Oakland
Oceana
Ogemaw
Ontonagon
Osceola
Oscoda
Otsego
Ottawa
Presque Isle
Roscommon
Saginaw
St. Clair
St. Joseph
Sanilac
Schoolcraft
Shiawassee
Tuscola
Van Buren
Washtenaw
Wayne
Wexford

MINNESOTA

Aitkin
Anoka
Becker
Beltrami
Benton
Big Stone
Blue Earth
Brown
Carlton
Carver
Cass
Chippewa
Chisago
Clay
Clearwater
Cook
Cottonwood
Crow Wing
Dakota
Dodge
Douglas
Faribault
Fillmore
Freeborn
Goodhue
Grant
Hennepin
Houston
Hubbard
Isanti

Itasca
Jackson
Kanabec
Kandiyohi
Kittson
Koochiching
Lac qui Parle
Lake
Lake of the Woods
Le Sueur
Lincoln
Lyon
McLeod
Mahnomen
Marshall
Martin
Meeker
Mille Lacs
Morrison
Mower
Murray
Nicollet
Nobles
Norman
Olmsted
Otter Tail
Pennington
Pine
Pipestone
Polk
Pope
Ramsey
Red Lake
Redwood
Renville
Rice
Rock
Roseau
St. Louis
Scott
Sherburne
Sibley
Stearns
Steele
Stevens
Swift
Todd
Traverse
Wabasha
Wadena
Waseca
Washington
Watonwan
Wilkin
Winona
Wright
Yellow Medicine

MISSOURI

Adair
Andrew
Atchison
Audrain
Barry
Barton

Bates
Benton
Bollinger
Boone
Buchanan
Butler
Caldwell
Callaway
Camden
Cape Girardeau
Carroll
Carter
Cass
Cedar
Chariton
Christian
Clark
Clay
Clinton
Cole
Cooper
Crawford
Dade
Dallas
Daviess
De Kalb
Dent
Douglas
Dunklin
Franklin
Gasconade
Gentry
Greene
Grundy
Harrison
Henry
Hickory
Holt
Howard
Howell
Iron
Jackson
Jasper
Jefferson
Johnson
Knox
Laclede
Lafayette
Lawrence
Lewis
Lincoln
Linn
Livingston
McDonald
Macon
Madison
Maries
Marion
Mercer
Miller
Mississippi
Moniteau
Monroe
Montgomery
Morgan
New Madrid
Newton
Nodaway
Oregon
Osage
Ozark
Pemiscot
Perry
Pettis
Phelps

Pike
Platte
Polk
Pulaski
Putnam
Ralls
Randolph
Ray
Reynolds
Ripley
St. Charles
St. Clair
Ste. Genevieve
St. Francois
St. Louis
Saline
Schuyler
Scotland
Scott
Shannon
Shelby
Stoddard
Stone
Sullivan
Taney
Texas
Vernon
Warren
Washington
Wayne
Webster
Worth
Wright
St. Louis City

MISSISSIPPI

Adams
Alcorn
Amite
Attala
Benton
Bolivar
Calhoun
Carroll
Chickasaw
Choctaw
Claiborne
Clarke
Clay
Coahoma
Copiah
Covington
DeSoto
Forrest
Franklin
George
Greene
Grenada
Hancock
Harrison
Hinds
Holmes
Humphreys

Issaquena
Itawamba
Jackson
Jasper
Jefferson
Jefferson Davis
Jones
Kemper
Lafayette
Lamar
Lauderdale
Lawrence
Leake
Lee
Leflore
Lincoln
Lowndes
Madison
Marion
Marshall
Monroe
Montgomery
Neshoba
Newton
Noxubee
Oktibbeha
Panola
Pearl River
Perry
Pike
Pontotoc
Prentiss
Quitman
Rankin
Scott
Sharkey
Simpson
Smith
Stone
Sunflower
Tallahatchie
Tate
Tippah
Tishomingo
Tunica
Union
Walthall
Warren
Washington
Wayne
Webster
Wilkinson
Winston
Yalobusha
Yazoo

MONTANA

Beaverhead
Big Horn
Blaine
Broadwater
Carbon
Carter

Cascade
Chouteau
Custer
Daniels
Dawson
Deer Lodge
Fallon
Fergus
Flathead
Gallatin
Garfield
Glacier
Golden Valley
Granite
Hill
Jefferson
Judith Basin
Lake
Lewis and Clark
Liberty
Lincoln
McCone
Madison
Meagher
Mineral
Missoula
Musselshell
Park
Petroleum
Phillips
Pondera
Powder River
Powell
Prairie
Ravalli
Richland
Roosevelt
Rosebud
Sanders
Sheridan
Silver Bow
Stillwater
Sweet Grass
Teton
Toole
Treasure
Valley
Wheatland
Wibaux
Yellowstone
Yellowstone National Park

NORTH CAROLINA

Alamance
Alexander
Alleghany
Anson
Ashe
Avery
Beaufort
Bertie
Bladen
Brunswick
Buncombe
Burke

Cabarrus
Caldwell
Camden
Carteret
Caswell
Catawba
Chatham
Cherokee
Chowan
Clay
Cleveland
Columbus
Craven
Cumberland
Currituck
Dare
Davidson
Davie
Duplin
Durham
Edgecombe
Forsyth
Franklin
Gaston
Gates
Graham
Granville
Greene
Guilford
Halifax
Harnett
Haywood
Henderson
Hertford
Hoke
Hyde
Iredell
Jackson
Johnston
Jones
Lee
Lenoir
Lincoln
McDowell
Macon
Madison
Martin
Mecklenburg
Mitchell
Montgomery
Moore
Nash
New Hanover
Northampton
Onslow
Orange
Pamlico
Pasquotank
Pender
Perquimans
Person
Pitt
Polk
Randolph
Richmond
Robeson
Rockingham
Rowan
Rutherford
Sampson
Scotland
Stanly
Stokes
Surry
Swain

Transylvania
Tyrrell
Union
Vance
Wake
Warren
Washington
Watauga
Wayne
Wilkes
Wilson
Yadkin
Yancey

NORTH DAKOTA

Adams
Barnes
Benson
Billings
Bottineau
Bowman
Burke
Burleigh
Cass
Cavalier
Dickey
Divide
Dunn
Eddy
Emmons
Foster
Golden Valley
Grand Forks
Grant
Griggs
Hettinger
Kidder
La Moure
Logan
McHenry
McIntosh
McKenzie
McLean
Mercer
Morton
Mountrail
Nelson
Oliver
Pembina
Pierce
Ramsey
Ransom
Renville
Richland
Rolette
Sargent
Sheridan
Sioux
Slope
Stark
Steele
Stutsman
Towner

Traill
Walsh
Ward
Wells
Williams

NEBRASKA

Adams
Antelope
Arthur
Banner
Blaine
Boone
Box Butte
Boyd
Brown
Buffalo
Burt
Butler
Cass
Cedar
Chase
Cherry
Cheyenne
Clay
Colfax
Cuming
Custer
Dakota
Dawes
Dawson
Deuel
Dixon
Dodge
Douglas
Dundy
Fillmore
Franklin
Frontier
Furnas
Gage
Garden
Garfield
Gosper
Grant
Greeley
Hall
Hamilton
Harlan
Hayes
Hitchcock
Holt
Hooker
Howard
Jefferson
Johnson
Kearney
Keith
Keya Paha
Kimball
Knox
Lancaster
Lincoln
Logan

Loup
McPherson
Madison
Merrick
Morrill
Nance
Nemaha
Nuckolls
Otoe
Pawnee
Perkins
Phelps
Pierce
Platte
Polk
Red Willow
Richardson
Rock
Saline
Sarpy
Saunders
Scotts Bluff
Seward
Sheridan
Sherman
Sioux
Stanton
Thayer
Thomas
Thurston
Valley
Washington
Wayne
Webster
Wheeler
York

NEW HAMPSHIRE

Belknap
Carroll
Cheshire
Coos
Grafton
Hillsborough
Merrimack
Rockingham
Strafford
Sullivan

NEW JERSEY

Atlantic
Bergen
Burlington

Camden
Cape May
Cumberland
Essex
Gloucester
Hudson
Hunterdon
Mercer
Middlesex
Monmouth
Morris
Ocean
Passaic
Salem
Somerset
Sussex
Union
Warren

NEW MEXICO

Bernalillo
Catron
Chaves
Cibola
Colfax
Curry
De Baca
Dona Ana
Eddy
Grant
Guadalupe
Harding
Hidalgo
Lea
Lincoln
Los Alamos
Luna
McKinley
Mora
Otero
Quay
Rio Arriba
Roosevelt
Sandoval
San Juan
San Miguel
Santa Fe
Sierra
Socorro
Taos
Torrance
Union
Valencia

NEVADA

Churchill
Clark
Douglas
Elko
Esmeralda
Eureka
Humboldt
Lander
Lincoln
Lyon
Mineral
Nye
Pershing
Storey
Washoe
White Pine
Carson City

NEW YORK

Albany
Allegany
Bronx
Broome
Cattaraugus
Cayuga
Chautauqua
Chemung
Chenango
Clinton
Columbia
Cortland
Delaware
Dutchess
Erie
Essex
Franklin
Fulton
Genesee
Greene
Hamilton
Herkimer
Jefferson
Kings
Lewis
Livingston
Madison
Monroe
Montgomery
Nassau
New York
Niagara
Oneida
Onondaga
Ontario
Orange
Orleans
Oswego
Otsego
Putnam
Queens
Rensselaer
Richmond
Rockland
St. Lawrence

Saratoga
Schenectady
Schoharie
Schuyler
Seneca
Steuben
Suffolk
Sullivan
Tioga
Tompkins
Ulster
Warren
Washington
Wayne
Westchester
Wyoming
Yates

OHIO

Adams
Allen
Ashland
Ashtabula
Athens
Auglaize
Belmont
Brown
Butler
Carroll
Champaign
Clark
Clermont
Clinton
Columbiana
Coshocton
Crawford
Cuyahoga
Darke
Defiance
Delaware
Erie
Fairfield
Fayette
Franklin
Fulton
Gallia
Geauga
Greene
Guernsey
Hamilton
Hancock
Hardin
Harrison
Henry
Highland
Hocking
Holmes
Huron
Jackson
Jefferson
Knox

Lake
Lawrence
Licking
Logan
Lorain
Lucas
Madison
Mahoning
Marion
Medina
Meigs
Mercer
Miami
Monroe
Montgomery
Morgan
Morrow
Muskingum
Noble
Ottawa
Paulding
Perry
Pickaway
Pike
Portage
Preble
Putnam
Richland
Ross
Sandusky
Scioto
Seneca
Shelby
Stark
Summit
Trumbull
Tuscarawas
Union
Van Wert
Vinton
Warren
Washington
Wayne
Williams
Wood
Wyandot

OKLAHOMA

Adair
Alfalfa
Atoka
Beaver
Beckham
Blaine
Bryan
Caddo
Canadian
Carter
Cherokee
Choctaw
Cimarron
Cleveland
Coal

Comanche
Cotton
Craig
Creek
Custer
Delaware
Dewey
Ellis
Garfield
Garvin
Grady
Grant
Greer
Harmon
Harper
Haskell
Hughes
Jackson
Jefferson
Johnston
Kay
Kingfisher
Kiowa
Latimer
Le Flore
Lincoln
Logan
Love
McClain
McCurtain
McIntosh
Major
Marshall
Mayes
Murray
Muskogee
Noble
Nowata
Okfuskee
Oklahoma
Okmulgee
Osage
Ottawa
Pawnee
Payne
Pittsburg
Pontotoc
Pottawatomie
Pushmataha
Roger Mills
Rogers
Seminole
Sequoyah
Stephens
Texas
Tillman
Tulsa
Wagoner
Washington
Washita
Woods
Woodward

OREGON

Baker
Benton
Clackamas
Clatsop
Columbia
Coos
Crook
Curry
Deschutes
Douglas
Gilliam
Grant
Harney
Hood River
Jackson
Jefferson
Josephine
Klamath
Lake
Lane
Lincoln
Linn
Malheur
Marion
Morrow
Multnomah
Polk
Sherman
Tillamook
Umatilla
Union
Wallowa
Wasco
Washington
Wheeler
Yamhill

PENNSYLVANIA

Adams
Allegheny
Armstrong
Beaver
Bedford
Berks
Blair
Bradford
Bucks
Butler
Cambria
Cameron
Carbon
Centre
Chester
Clarion
Clearfield
Clinton
Columbia
Crawford
Cumberland
Dauphin
Delaware
Elk
Erie
Fayette
Forest

Franklin
Fulton
Greene
Huntingdon
Indiana
Jefferson
Juniata
Lackawanna
Lancaster
Lawrence
Lebanon
Lehigh
Luzerne
Lycoming
McKean
Mercer
Mifflin
Monroe
Montgomery
Montour
Northampton
Northumberland
Perry
Philadelphia
Pike
Potter
Schuylkill
Snyder
Somerset
Sullivan
Susquehanna
Tioga
Union
Venango
Warren
Washington
Wayne
Westmoreland
Wyoming
York

RHODE ISLAND

Bristol
Kent
Newport
Providence
Washington

SOUTH CAROLINA

Abbeville
Aiken
Allendale

Anderson
Bamberg
Barnwell
Beaufort
Berkeley
Calhoun
Charleston
Cherokee
Chester
Chesterfield
Clarendon
Colleton
Darlington
Dillon
Dorchester
Edgefield
Fairfield
Florence
Georgetown
Greenville
Greenwood
Hampton
Horry
Jasper
Kershaw
Lancaster
Laurens
Lee
Lexington
McCormick
Marion
Marlboro
Newberry
Oconee
Orangeburg
Pickens
Richland
Saluda
Spartanburg
Sumter
Union
Williamsburg
York

SOUTH DAKOTA

Aurora
Beadle
Bennett
Bon Homme
Brookings
Brown
Brule
Buffalo
Butte
Campbell
Charles Mix
Clark
Clay
Codington
Corson
Custer
Davison
Day

Deuel
Dewey
Douglas
Edmunds
Fall River
Faulk
Grant
Gregory
Haakon
Hamlin
Hand
Hanson
Harding
Hughes
Hutchinson
Hyde
Jackson
Jerauld
Jones
Kingsbury
Lake
Lawrence
Lincoln
Lyman
McCook
McPherson
Marshall
Meade
Mellette
Miner
Minnehaha
Moody
Pennington
Perkins
Potter
Roberts
Sanborn
Shannon
Spink
Stanley
Sully
Todd
Tripp
Turner
Union
Walworth
Yankton
Ziebach

TENNESSEE

Anderson
Bedford
Benton
Bledsoe
Blount
Bradley
Campbell
Cannon
Carroll
Carter
Cheatham
Chester
Claiborne
Clay
Cocke

Coffee
Crockett
Cumberland
Davidson
Decatur
DeKalb
Dickson
Dyer
Fayette
Fentress
Franklin
Gibson
Giles
Grainger
Greene
Grundy
Hamblen
Hamilton
Hancock
Hardeman
Hardin
Hawkins
Haywood
Henderson
Henry
Hickman
Houston
Humphreys
Jackson
Jefferson
Johnson
Knox
Lake
Lauderdale
Lawrence
Lewis
Lincoln
Loudon
McMinn
McNairy
Macon
Madison
Marion
Marshall
Maury
Meigs
Monroe
Montgomery
Moore
Morgan
Obion
Overton
Perry
Pickett
Polk
Putnam
Rhea
Roane
Robertson
Rutherford
Scott
Sequatchie
Sevier
Shelby
Smith
Stewart
Sullivan
Sumner
Tipton
Trousdale
Unicoi
Union
Van Buren
Warren
Washington

Wayne
Weakley
White
Williamson
     Wilson

TEXAS

Anderson
Andrews
Angelina
Aransas
Archer
Armstrong
Atascosa
Austin
Bailey
Bandera
Bastrop
Baylor
Bee
Bell
Bexar
Blanco
Borden
Bosque
Bowie
Brazoria
Brazos
Brewster
Briscoe
Brooks
Brown
Burleson
Burnet
Caldwell
Calhoun
Callahan
Cameron
Camp
Carson
Cass
Castro
Chambers
Cherokee
Childress
Clay
Cochran
Coke
Coleman
Collin
Collingsworth
Colorado
Comal
Comanche
Concho
Cooke
Coryell
Cottle
Crane
Crockett
Crosby
Culberson
Dallam
Dallas

Dawson
Deaf Smith
Delta
Denton
De Witt
Dickens
Dimmit
Donley
Duval
Eastland
Ector
Edwards
Ellis
El Paso
Erath
Falls
Fannin
Fayette
Fisher
Floyd
Foard
Fort Bend
Franklin
Freestone
Frio
Gaines
Galveston
Garza
Gillespie
Glasscock
Goliad
Gonzales
Gray
Grayson
Gregg
Grimes
Guadalupe
Hale
Hall
Hamilton
Hansford
Hardeman
Hardin
Harris
Harrison
Hartley
Haskell
Hays
Hemphill
Henderson
Hidalgo
Hill
Hockley
Hood
Hopkins
Houston
Howard
Hudspeth
Hunt
Hutchinson
Irion
Jack
Jackson
Jasper
Jeff Davis
Jefferson
Jim Hogg
Jim Wells
Johnson
Jones
Karnes
Kaufman
Kendall
Kenedy
Kent

Kerr
Kimble
King
Kinney
Kleberg
Knox
Lamar
Lamb
Lampasas
La Salle
Lavaca
Lee
Leon
Liberty
Limestone
Lipscomb
Live Oak
Llano
Loving
Lubbock
Lynn
McCulloch
McLennan
McMullen
Madison
Marion
Martin
Mason
Matagorda
Maverick
Medina
Menard
Midland
Milam
Mills
Mitchell
Montague
Montgomery
Moore
Morris
Motley
Nacogdoches
Navarro
Newton
Nolan
Nueces
Ochiltree
Oldham
Orange
Palo Pinto
Panola
Parker
Parmer
Pecos
Polk
Potter
Presidio
Rains
Randall
Reagan
Real
Red River
Reeves
Refugio
Roberts
Robertson
Rockwall
Runnels
Rusk
Sabine
San Augustine
San Jacinto
San Patricio
San Saba
Schleicher

Scurry
Shackelford
Shelby
Sherman
Smith
Somervell
Starr
Stephens
Sterling
Stonewall
Sutton
Swisher
Tarrant
Taylor
Terrell
Terry
Throckmorton
Titus
Tom Green
Travis
Trinity
Tyler
Upshur
Upton
Uvalde
Val Verde
Van Zandt
Victoria
Walker
Waller
Ward
Washington
Webb
Wharton
Wheeler
Wichita
Wilbarger
Willacy
Williamson
Wilson
Winkler
Wise
Wood
Yoakum
Young
Zapata
Zavala

UTAH

Beaver
Box Elder
Cache
Carbon
Daggett
Davis
Duchesne
Emery
Garfield
Grand
Iron
Juab
Kane
Millard
Morgan

Piute
Rich
Salt Lake
San Juan
Sanpete
Sevier
Summit
Tooele
Uintah
Utah
Wasatch
Washington
Wayne
Weber

VERMONT

Addison
Bennington
Caledonia
Chittenden
Essex
Franklin
Grand Isle
Lamoille
Orange
Orleans
Rutland
Washington
Windham
Windsor

VIRGINIA

Accomack
Albemarle
Alleghany
Amelia
Amherst
Appomattox
Arlington
Augusta
Bath

Bedford
Bland
Botetourt
Brunswick
Buchanan
Buckingham
Campbell
Caroline
Carroll
Charles City
Charlotte
Chesterfield
Clarke
Craig
Culpeper
Cumberland
Dickenson
Dinwiddie

Essex
Fairfax
Fauquier
Floyd
Fluvanna
Franklin
Frederick
Giles
Gloucester
Goochland
Grayson
Greene
Greensville
Halifax
Hanover
Henrico
Henry
Highland
Isle of Wight
James City
King and Queen
King George
King William
Lancaster
Lee
Loudoun
Louisa
Lunenburg
Madison
Mathews
Mecklenburg
Middlesex
Montgomery
Nelson
New Kent
Northampton
Northumberland
Nottoway
Orange
Page
Patrick
Pittsylvania
Powhatan
Prince Edward
Prince George
Prince William
Pulaski
Rappahannock
Richmond
Roanoke
Rockbridge
Rockingham
Russell
Scott
Shenandoah
Smyth
Southampton
Spotsylvania
Stafford
Surry
Sussex
Tazewell
Warren
Washington
Westmoreland
Wise
Wythe
York

Alexandria
Bedford
Bristol

Buena Vista
Charlottesville
Chesapeake
Clifton Forge
Colonial Heights
Covington
Danville
Emporia
Fairfax
Falls Church
Franklin
Fredericksburg
Galax
Hampton
Harrisonburg
Hopewell
Lexington
Lynchburg
Manassas
Manassas Park
Martinsville
Newport News
Norfolk
Norton
Petersburg
Poquoson
Portsmouth
Radford
Richmond
Roanoke
Salem
South Boston
Staunton
Suffolk
Virginia Beach
Waynesboro
Williamsburg
Winchester

WASHINGTON

Adams
Asotin
Benton
Chelan
Clallam
Clark
Columbia
Cowlitz
Douglas
Ferry
Franklin
Garfield
Grant
Grays Harbor
Island
Jefferson
King
Kitsap
Kittitas
Klickitat
Lewis
Lincoln
Mason
Okanogan

Pacific
Pend Oreille
Pierce
San Juan
Skagit
Skamania
Snohomish
Spokane
Stevens
Thurston
Wahkiakum
Walla Walla
Whatcom
Whitman
Yakima

WEST VIRGINIA

Barbour
Berkeley
Boone
Braxton
Brooke
Cabell
Calhoun
Clay
Doddridge
Fayette
Gilmer
Grant
Greenbrier
Hampshire
Hancock
Hardy
Harrison
Jackson
Jefferson
Kanawha
Lewis
Lincoln
Logan
McDowell
Marion
Marshall
Mason
Mercer
Mineral
Mingo
Monongalia
Monroe
Morgan
Nicholas
Ohio
Pendleton
Pleasants
Pocahontas
Preston
Putnam
Raleigh
Randolph
Ritchie
Roane
Summers
Taylor
Tucker
Tyler

Upshur
Wayne
Webster
Wetzel
Wirt
Wood
Wyoming

WISCONSIN

Adams
Ashland
Barron
Bayfield
Brown
Buffalo
Burnett
Calumet
Chippewa
Clark
Columbia
Crawford
Dane
Dodge
Door
Douglas
Dunn
Eau Claire
Florence
Fond du Lac
Forest
Grant
Green
Green Lake
Iowa
Iron
Jackson
Jefferson
Juneau
Kenosha
Kewaunee
La Crosse
Lafayette
Langlade
Lincoln
Manitowoc
Marathon
Marinette
Marquette
Menominee
Milwaukee
Monroe
Oconto
Oneida
Outagamie
Ozaukee
Pepin
Pierce
Polk
Portage
Price
Racine
Richland
Rock

Rusk
St. Croix
Sauk
Sawyer
Shawano
Sheboygan
Taylor
Trempealeau
Vernon
Vilas
Walworth
Washburn
Washington
Waukesha
Waupaca
Waushara
Winnebago
Wood

WYOMING

Albany
Big Horn
Campbell
Carbon
Converse
Crook
Fremont
Goshen
Hot Springs
Johnson
Laramie
Lincoln
Natrona
Niobrara
Park
Platte
Sheridan
Sublette
Sweetwater
Teton
Uinta
Washakie
Weston

Exhibit 21.01
EXHIBIT A
THE SHAW GROUP INC.®
GREATER THAN 50% OWNED
SUBSIDIARIES
(Updated as of October 10, 2006)
1.	ACL Piping, Inc.

2.	Aiton & Co Limited

3.	American Plastic Pipe and Supply, L.L.C.

4.	Arlington Avenue E Venture, LLC

5.	Associated Valve, Inc.

6.	Badger® Technologies, L.L.C.

7.	Badger® Technology Holdings, L.L.C.

8.	Benicia North Gateway II, L.L.C.

9.	B.F. Shaw, Inc.

10.	Camden Road Venture, LLC

11.	C.B.P. Engineering Corp.

12.	Chimento Wetlands, L.L.C.

13.	Coastal Estuary Services, L.L.C.

14.	Cojafex B.V.

15.	Eagle Industries, Inc.

16.	EDS Equipment Company, LLC

17.	EDS Puerto Rico, Inc.

18.	EMCON/OWT, Inc.

19.	Envirogen, Inc.

20.	Field Services Canada Inc.

21.	Field Services, Inc.

22.	GBB International, LLC

23.	GBB Maintenance Company, Inc.

24.	Gottlieb, Barnett & Bridges, LLC

25.	Great Southwest Parkway Venture, LLC

26.	Gulf Coast Equipment Rental, Inc.

27.	HL Newhall II, L.L.C.

28.	Holdings Manufactures Shaw South America, C.A.

29.	Hydro Power Solutions LLC

30.	Integrated Site Solutions, L.L.C.

31.	International Consultants, L.L.C. (f/k/a SWINC Acquisition Five, L.L.C.)

32.	IT Holdings Canada, Inc.

33.	Jernee Mill Road, L.L.C.

34.	Kato Road II, L.L.C.

35.	KIP I, L.L.C.

36.	LandBank Baker, L.L.C.

37.	LandBank Properties, L.L.C.

38.	LFG Specialties, L.L.C.

39.	Lone Star Fabricators, Inc.

40.	Manufactures Shaw South America, C.A.

41.	Millstone River Wetland Services, L.L.C.

42.	MWR,Inc.

43.	Norwood Venture I, L.L.C.

44.	Nuclear Energy Holdings, L.L.C.

45.	Nuclear Technology Solutions, L.L.C.

46.	Otay Mesa Ventures II, L.L.C.

47.	Pacific Support Group LLC

48.	Pike Properties I, Inc. (Formerly, SAON Properties, Inc.)

49.	Pike Properties II, Inc. (Formerly, Secorp, Inc.)

50.	Pipework Engineering and Developments Limited

51.	Plattsburg Venture, L.L.C.

52.	Power Technologies Asia-Pacific Sdn. Bhd.

53.	Prospect Industries (Holdings), Inc.

54.	PT Stone & Webster Indonesia

55.	Raritan Venture I, L.L.C.

56.	S C Woods, L.L.C.

57.	SELS Administrative Services, L.L.C.

58.	Shaw-ABMB, L.L.C.

59.	Shaw A/DE, Inc.

60.	Shaw Aiton Australia Pty Limited

61.	Shaw Alaska, Inc.

62.	Shaw Alloy Piping Products, Inc.

63.	Shaw Americas, L.L.C.

64.	Shaw Beale Housing, L.L.C.

65.	Shaw Beneco, Inc.

66.	Shaw California, L.L.C.

67.	Shaw Capital, Inc.

68.	Shaw Capital (Nevada), Inc.

69.	Shaw CENTCOM Services, L.L.C.

70.	Shaw CMS, Inc.

71.	Shaw Coastal, Inc.

72.	Shaw Connex, Inc.

73.	Shaw Constructors, Inc.

74.	Shaw Dunn Limited

75.	Shaw E & I International Ltd.

76.	Shaw E & I Investment Holdings, Inc.

77.	Shaw Energy Delivery Services, Inc.

78.	Shaw Energy Services, Inc.

79.	Shaw Environmental, Inc.

80.	Shaw Environmental International, Inc.

81.	Shaw Environmental & Infrastructure, Inc.

82.	Shaw Environmental & Infrastructure Massachusetts, Inc.

83.	Shaw Environmental Liability Solutions, L.L.C.

84.	Shaw Europe, Inc. (f/k/a Shaw E & I Russia, Inc.)

85.	Shaw Export Company, S. de R. L. de C.V.

86.	Shaw Fabricators, Inc.

87.	Shaw Facilities, Inc.

88.	Shaw Field Services, Inc.

89.	Shaw Fronek Company (FCI), Inc.

90.	Shaw Fronek Power Services, Inc.

91.	Shaw Ft. Leonard Wood Housing, L.L.C.

92.	Shaw Global, L.L.C.

93.	Shaw Global Energy Services, Inc.

94.	Shaw Group Australia Pty Limited

95.	Shaw Group UK Holdings

96.	Shaw Group UK International Services Ltd.

97.	Shaw Group UK Limited

98.	Shaw GRP of California

99.	Shaw Hanscom Housing, L.L.C.

100.	Shaw Heat Treating Service, C.A.

101.	Shaw Home Louisiana, Inc.

102.	Shaw Industrial Supply Co., Inc.

103.	Shaw Infrastructure, Inc.

104.	Shaw Intellectual Property Holdings, Inc.

105.	Shaw International, Inc.

106.	Shaw International, Ltd. (Formerly, Shaw Caribbean (Cayman), Ltd.)

107.	Shaw International Management Services One, Inc.

108.	Shaw International Management Services Two, Inc.

109.	Shaw JV Holdings, L.L.C.

110.	Shaw Lancas, C.A.

111.	Shaw Liquid Solutions LLC

112.	Shaw Little Rock Housing, L.L.C.

113.	Shaw Maintenance, Inc.

114.	Shaw Managed Services, Inc.

115.	Shaw Management Services One, Inc.

116.	Shaw Manufacturing and Services, Inc.

117.	Shaw Manpower, S. de R.L. de C.V.

118.	Shaw Mexican Holdings, S. de R.L. de C.V.

119.	Shaw Mexico, L.L.C.

120.	Shaw Morgan City Terminal, Inc.

121.	Shaw NAPTech, Inc.

122.	Shaw Northeast Housing, L.L.C.

123.	Shaw Northwest Housing, L.L.C.

124.	Shaw Nuclear Energy Holdings (UK), Inc.

125.	Shaw Nuclear Energy Holdings (US), Inc.

126.	Shaw Overseas (Far East) Ltd.

127.	Shaw Overseas (Middle East) Ltd.

128.	Shaw Pipe Shields, Inc.

129.	Shaw Pipe Supports, Inc.

130.	Shaw Power Delivery Systems, Inc.

131.	Shaw Power Services Group, L.L.C.

132.	Shaw Power Services, Inc.

133.	Shaw Power Technologies, Inc.™ (formerly Power Technologies, Inc.®)

134.	Shaw Power Technologies International Limited™

135.	Shaw Process and Industrial Group, Inc.

136.	Shaw Process Fabricators, Inc.

137.	Shaw Project Services Group, Inc.

138.	Shaw Property Holdings, Inc.

139.	Shaw Remediation Services, L.L.C.

140.	Shaw-Robotic Environmental Services, L.L.C.

141.	Shaw Services, L.L.C.

142.	Shaw SSS Fabricators, Inc.

143.	Shaw Stone & Webster Arabia Co., Ltd.

144.	Shaw Stone & Webster Puerto Rico, Inc.

145.	Shaw Sunland Fabricators, Inc.

146.	Shaw Trading FSC, Ltd.

147.	Shaw Transmission & Distribution Services, Inc. (formerly, Shaw Management Services Six, Inc.)

148.	Shaw Tulsa Fabricators, Inc. (f/k/a Shaw Word Industries Fabricators, Inc.)

149.	Shaw Waste Solutions, LLC

150.	So-Glen Gas Co., LLC

151.	Stone & Webster Asia, Inc.

152.	Stone & Webster Canada Holding One (N.S.), ULC

153.	Stone & Webster Canada Holding Two, Inc.

154.	Stone & Webster Canada L.P.

155.	Stone & Webster Construction, Inc.

156.	Stone & Webster Construction Services, L.L.C.

157.	Stone & Webster Consultants Limited

158.	Stone & Webster Engineering Projects Private Limited

159.	Stone & Webster Engineering Services Sdn. Bdh.

160.	Stone & Webster Holding One, Inc.

161.	Stone & Webster Holding Two, Inc.

162.	Stone & Webster, Inc.

163.	Stone & Webster Insaat ve Muhendislik Limited Sirketi

164.	Stone & Webster International B.V.

165.	Stone & Webster International, Inc.

166.	Stone & Webster International Holdings, Inc.

167.	Stone & Webster — JSC Management Consultants, Inc.

168.	Stone & Webster Limited

169.	Stone & Webster Management Consultants, Inc.

170.	Stone & Webster Massachusetts, Inc.

171.	Stone & Webster Michigan, Inc.

172.	Stone & Webster Purchasing, Inc.

173.	Stone & Webster Process Technologies B .V.

174.	Stone & Webster Process Technology, Inc.

175.	Stone & Webster Services, L.L.C.

176.	Sugar Acquisition (NVDIP), Inc.

177.	The LandBank Group, Inc.

178.	The Shaw Group Inc. Political Action Committee, Inc.

179.	The Shaw Group International Inc.

180.	The Shaw Group UK Pension Plan Limited

181.	The Shaw Group UK 1997 Pension Scheme Limited

182.	The Shaw Group UK 2001 Pension Plan Limited

183.	Whessoe Piping Systems Limited

184.	Whippany Venture I, L.L.C.

185.	Worldwide Industrial Constructors, Inc.